SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                April 17, 2003
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               Date of report (Date of earliest event reported)


                                   SLI, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Oklahoma                      0-25848              73-1412000
--------------------------------   -----------------    ---------------------
(State or Other Jurisdiction of     (Commission            (IRS Employer
      Incorporation)                File Number)           Identification No.)


     500 Chapman Street, Canton Massachusetts               02021
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      (Address of principal executive offices)            (zip code)


                                (781) 828-2948
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             (Registrant's telephone number, including area code)


                                Not Applicable
     --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 9. Regulation FD Disclosure.

         As previously reported to the Securities and Exchange Commission, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries (together with the Company, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         On April 17, 2003, the Debtors filed with the Bankruptcy Court (i) the Joint Chapter 11 Plan of Reorganization (the "Plan"), supported and co-proposed by the Official Committee of Unsecured Creditors, which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement (the "Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' Chapter 11 cases and a summary and analysis of the Plan. The Debtors have requested that the Bankruptcy Court approve the Disclosure Statement as containing adequate information as required by Section 1125 of the Bankruptcy Code and to permit the solicitation of votes from creditors on whether to accept the Plan. The Disclosure Statement must be approved by the Bankruptcy Court before it can be sent to creditors for their consideration.

         A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

         This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The Plan and the Disclosure Statement filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the Debtors' business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the Debtors' future results are the ability of the Debtors to successfully: confirm and implement the Plan; continue to operate in the ordinary course and manage relationships with creditors, including their lenders, note holders, vendors and suppliers, employees and customers given the Debtors' financial condition; reduce costs and improve cash flow; limit the Debtors' vulnerability to general adverse economic conditions; sell and market products worldwide; retain sole source and other limited source supplies; find suitable manufacturers to which the Debtors can outsource certain products; continue to protect intellectual property; and manage other uncertainties and risk factors, such as those described from time to time in the Company's filings with the Securities and Exchange Commission.


ITEM 7.  Financial Statements and Exhibits.

(a) Exhibits:

     Number      Description
     ------      -----------

     99.1 Joint Chapter 11 Plan of Reorganization of SLI, Inc. and certain of its U.S. subsidiaries

     99.2 Disclosure Statement of SLI, Inc. and certain of its U.S. subsidiaries

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SLI, Inc.


                                            By: /s/ Raymond E. Dombrowski
                                                ---------------------------
                                            Name:  Raymond E. Dombrowski
                                            Title: Chief Restructuring Officer



Date: April 30, 2003

                               INDEX TO EXHIBITS

    Number       Description

    99.1 Joint Chapter 11 Plan of Reorganization of SLI, Inc. and certain of its U.S. subsidiaries

    99.2         Disclosure Statement of SLI, Inc. and certain of its U.S.
                 subsidiaries